Exhibit 99.1

GFI Group Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

As previously reported, on December 11, 2015 GFI Group Inc. (the “Company” or “GFI”) completed the disposition of all of the equity interests in the entities that make up the Trayport business to Intercontinental Exchange, Inc. (“ICE”) for 2,527,658 shares of the common stock of ICE with respect to the $650 million purchase price as adjusted at closing (the “Trayport Transaction”).  The Trayport Transaction was pursuant to the previously reported Stock Purchase Agreement, dated as of November 15, 2015, by and among GFINet, Inc., GFI TP Holdings Pte Ltd., ICE, GFI, and BGC Partners, Inc.  The Company has the right to sell the shares of ICE common stock that it received upon completion of the Trayport Transaction pursuant to a registration rights agreement entered into at the closing.  In connection with the completion of the Trayport Transaction, the Company incurred a banking fee from Cantor Fitzgerald & Co., an affiliate, of approximately $5.1 million.

The following unaudited pro forma condensed consolidated financial information is presented in accordance with the rules specified by Article 11 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”) and has been prepared subject to the assumptions and adjustments as described in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statement of financial condition gives effect to the Trayport Transaction, as if it had occurred on September 30, 2015, and includes the elimination of the assets sold as well as the proceeds and other adjustments resulting from the closing of the Trayport Transaction. The unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2014 and for the nine months ended September 30, 2015 give effect to the Trayport Transaction, as if it had occurred on January 1, 2014, and include the elimination of revenues and expenses associated with the Trayport Transaction as well as other adjustments resulting from the closing of the Trayport Transaction. Management believes that the assumptions used and adjustments made are reasonable under the circumstances and given the information available.

The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not necessarily indicative of the financial condition or results of operations of the Company that would have occurred if the Trayport Transaction had occurred on the dates indicated, nor is it indicative of the future financial condition or results of operations of the Company. The unaudited pro forma condensed consolidated statements of operations also do not reflect the gain from the Trayport Transaction, the potential use of proceeds, potential actions to reduce corporate overhead, potential tax or hedging strategies, or any potential change in the value of the shares of ICE common stock received in the Trayport Transaction.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•	GFI’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014;

•	GFI’s unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015; and

•

The “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and any updates to those risk factors or new risk factors contained in the Company’s subsequent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION (UNAUDITED)

As of September 30, 2015

(In thousands, except per share amounts)

	GFI Group Inc. Historical (a)	Trayport Transaction Adjustments (b)		GFI Group Inc. Pro Forma
Assets
Cash and cash equivalents	$128,886	$(4,012	)(1)	$124,874
Cash segregated under federal and other regulations	145	—		145
Accounts receivable, net of allowance for doubtful accounts of $1,329 at September 30, 2015	79,440	(13,189	)(1)	66,251
Receivables from brokers, dealers and clearing organizations	390,214	—		390,214
Property, equipment and leasehold improvements, net of depreciation and amortization of $209,719 at September 30, 2015	50,806	(6,743	)(1)	44,063
Goodwill	134,434	(121,427	)(1)	13,007
Intangible assets, net	25,688	(21,000	)(1)	4,688
Receivables from related parties	134,047	(257	)(1)	133,790
Financial instruments owned	3,305	629,084	(2)	632,389
Other assets	189,791	(12,345	)(3)	177,446
TOTAL ASSETS	$1,136,756	$450,111		$1,586,867

Liabilities and stockholders’ equity
LIABILITIES
Accrued compensation	$93,324	$(3,066	)(4)	$90,258
Accounts payable and accrued expenses	38,350	(646	)(5)	37,704
Payables to brokers, dealers and clearing organizations	355,170	—		355,170
Short-term borrowings	75,000	—		75,000
Long-term debt	240,000	—		240,000
Payables to related parties	—	5,100	(6)	5,100
Other liabilities	76,962	(14,311	)(4)	62,651
Total liabilities	$878,806	$(12,923)		$865,883
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 5,000,000 shares authorized, none outstanding at September 30, 2015	—	—		—
Common stock, $0.01 par value; 400,000,000 shares authorized; 187,509,724 shares issued at September 30, 2015, net of $430 for issuance of common stock for Note receivable	1,444	—		1,444
Additional paid in capital, net of $249,570 for issuance of common stock for Note receivable	379,069	—		379,069
Retained deficit	(41,563)	458,192		416,629
Treasury stock, 16,694,912 shares of common stock at cost, at September 30, 2015	(73,367)	—		(73,367)
Accumulated other comprehensive loss	(9,749)	4,842		(4,907)
Total Stockholders’ Equity	255,834	463,034		718,868
Non-controlling interests	2,116	—		2,116
Total Equity	257,950	463,034		720,984
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,136,756	$450,111		$1,586,867

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended December 31, 2014

(In thousands, except per share amounts)

	GFI Group Inc. Historical (c)	Trayport Transaction Adjustments (d)		GFI Group Inc. Pro Forma
Revenues
Agency commissions	$454,604	$—		$454,604
Principal transactions	180,330	—		180,330
Total brokerage revenues	634,934	—		634,934
Clearing services revenues	115,498	—		115,498
Interest income from clearing services	2,229	—		2,229
Equity in net earnings of unconsolidated businesses	7,611	—		7,611
Software, analytics and market data	102,998	(74,811	)(1)(2)	28,187
Other income, net	17,765	(3,523	)(1)	14,242
Total revenues	881,035	(78,334)		802,701
Interest and transaction-based expenses
Transaction fees on clearing services	108,464	—		108,464
Transaction fees on brokerage services	19,311	—		19,311
Interest expense from clearing services	821	—		821
Total interest and transaction-based expenses	128,596	—		128,596
Revenues, net of interest and transaction-based expenses	752,439	(78,334)		674,105
Expenses
Compensation and employee benefits	511,532	(30,812	)(1)	480,720
Communications and market data	52,822	2,538	(1)(2)	55,360
Travel and promotion	31,265	(2,167	)(1)	29,098
Rent and occupancy	31,299	(2,679	)(1)	28,620
Depreciation and amortization	34,334	(6,483	)(1)	27,851
Professional fees	41,904	(1,224	)(1)	40,680
Interest on borrowings	32,298	—		32,298
Impairment of goodwill and long-lived assets	125,680	—		125,680
Other expenses	28,121	(1,049	)(1)	27,072
Total other expenses	889,255	(41,876)		847,379
Loss before benefit from income taxes	(136,816)	(36,458)		(173,274)
Benefit from income taxes	(29,963)	(7,263	)(3)	(37,226)
Net loss before attribution to non-controlling stockholders	(106,853)	(29,195)		(136,048)
Less: Net income attributable to non-controlling interests	1,190	—		1,190
GFI’s net loss	$(108,043)	$(29,195)		$(137,238)

Loss per share available to common stockholders
Basic	$(0.87)			$(1.10)
Diluted	$(0.87)			$(1.10)
Weighted average shares outstanding
Basic	124,754,651			124,754,651
Diluted	124,754,651			124,754,651
Dividends declared per share of common stock	$0.10			$0.10

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Nine Months Ended September 30, 2015

(In thousands, except per share amounts)

	GFI Group Inc. Historical (e)	Trayport Transaction Adjustments (f)		GFI Group Inc. Pro Forma
Revenues
Agency commissions	$323,796	$—		$323,796
Principal transactions	122,357	—		122,357
Total brokerage revenues	446,153	—		446,153
Clearing services revenues	21,338	—		21,338
Interest income from clearing services	297	—		297
Equity in net earnings of unconsolidated businesses	3,072	—		3,072
Software, analytics and market data	77,603	(55,122	)(1)(2)	22,481
Other income, net	25,942	(393	)(1)	25,549
Total revenues	574,405	(55,515)		518,890
Interest and transaction-based expenses
Transaction fees on clearing services	20,495	—		20,495
Transaction fees on brokerage services	15,487	—		15,487
Interest expense from clearing services	128	—		128
Total interest and transaction-based expenses	36,110	—		36,110
Revenues, net of interest and transaction-based expenses	538,295	(55,515)		482,780
Expenses
Compensation and employee benefits	373,279	(22,484	)(1)	350,795
Communications and market data	33,172	1,640	(1)(2)	34,812
Travel and promotion	18,562	(1,563	)(1)	16,999
Rent and occupancy	20,284	(2,203	)(1)	18,081
Depreciation and amortization	21,329	(4,700	)(1)	16,629
Professional fees	25,131	(876	)(1)	24,255
Interest on borrowings	22,925	—		22,925
Merger termination fees	24,728	—		24,728
Other expenses	18,752	(789	)(1)	17,963
Total other expenses	558,162	(30,975)		527,187
Loss before benefit from income taxes	(19,867)	(24,540)		(44,407)
Benefit from income taxes	(9,933)	(5,107	)(3)	(15,040)
Net loss before attribution to non-controlling stockholders	(9,934)	(19,433)		(29,367)
Less: Net income attributable to non-controlling interests	579	—		579
GFI’s loss	$(10,513)	$(19,433)		$(29,946)

Loss per share available to common stockholders
Basic	$(0.07)			$(0.20)
Diluted	$(0.07)			$(0.20)
Weighted average shares outstanding
Basic	152,068,906			152,068,906
Diluted	152,068,906			152,068,906
Dividends declared per share of common stock	$0.00			$0.00

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.                     Basis of Presentation

GFI Group Inc.’s (the “Company,” or “GFI”) unaudited pro forma condensed consolidated financial information has been compiled from underlying financial statements prepared pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). They reflect the Company’s disposition of all the equity interests in the entities that make up the Trayport business (the “Trayport Business”) to Intercontinental Exchange, Inc. (“ICE”) for 2,527,658 shares of ICE common stock (the “Trayport Transaction”).

The unaudited pro forma condensed consolidated financial information should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed consolidated financial information;

•	GFI’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014;

•	GFI’s unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015; and

•

The “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and any updates to those risk factors or new risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

The unaudited pro forma condensed consolidated financial information is presented in accordance with the rules specified by Article 11 of Regulation S-X promulgated by the SEC and has been prepared subject to the assumptions and adjustments as described in the notes. The unaudited pro forma condensed consolidated statement of financial condition gives effect to the Trayport Transaction, as if it had occurred on September 30, 2015, and includes the elimination of the assets sold as well as the cash proceeds and other adjustments resulting from the closing of the Trayport Transaction. The unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2014 and for the nine months ended September 30, 2015 give effect to the Trayport Transaction, as if it had occurred on January 1, 2014, and include the elimination of revenues and expenses associated with the Trayport Transaction as well as other adjustments resulting from the closing of the Trayport Transaction. Management believes that the assumptions used and adjustments made are reasonable under the circumstances and given the information available.

The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not necessarily indicative of the financial condition or results of operations of the Company that would have occurred if the Trayport Transaction had occurred on the dates indicated, nor is it indicative of the future financial condition or results of operations of the Company. The unaudited pro forma condensed consolidated statements of operations also do not reflect the gain from the Trayport Transaction, the potential use of proceeds, potential actions to reduce corporate overhead, potential tax or hedging strategies, or any potential change in the value of the shares of ICE common stock received in the Trayport Transaction. Actual adjustments may differ from the information presented.

2.       Trayport Transaction

Unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2015

The following notes relate to the unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2015:

(a)	Amounts as originally reported by GFI in its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015.

(b)	Represents the following:

(1)	Elimination of assets sold as a result of the Trayport Transaction;

(2)	Receipt of 2,527,658 shares of ICE common stock, inclusive of a working capital adjustment;

(3)

An estimated decrease in Other assets of $12.3 million, including an $8.8 million decrease in GFI’s Deferred tax assets related to the estimated taxes associated with the Trayport Transaction, which assumes no repatriation to the U.S. of the foreign proceeds related to the Trayport Transaction. The majority of the proceeds were received in a foreign jurisdiction. Repatriation of all the foreign proceeds related to the Trayport Transaction to the U.S. would result in a net tax liability of approximately $64.0 million; and

(4)	A decrease in Accrued compensation of $3.1 million and Other liabilities of $14.3 million assumed by ICE as a result of the Trayport Transaction; and

(5)

A $3.6 million decrease in Accounts payable and accrued expenses assumed by ICE as a result of the Trayport Transaction. This decrease was partially offset by an increase in accounts payable of $3.0 million related to professional fees as a result of the Trayport Transaction; and

(6)	An increase in Payables to related parties related to a $5.1 million fee payable to Cantor Fitzgerald & Co. for investment banking services it provided with respect to the Trayport Transaction.

Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014

The following notes relate to the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014:

(c)	Amounts as originally reported by GFI in its Annual Report on Form 10-K for the year ended December 31, 2014.

(d)	Represents the following:

(1)	The elimination of revenues and expenses associated with the Trayport Transaction;

(2)

The elimination of revenues excludes $3.4 million of intercompany revenues generated by the Trayport Business which were not included in GFI’s consolidated financial results.  As a result of the Trayport Transaction, Communications and market data expense increased by this same amount as these would have been third party expenses if the Trayport Transaction had previously been consummated; and

(3)	The corresponding tax effects of the above items and other intercompany adjustments.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 does not reflect items that are nonrecurring and are not expected to have a continuing impact on the Company, which include the following:

•	The expected gain on sale related to the Trayport Transaction;

•

Professional and consulting fees of approximately $8.1 million incurred as a result of the Trayport Transaction including a $5.1 million fee payable to Cantor Fitzgerald & Co. for investment banking services it provided with respect to the Trayport Transaction; and

•	The corresponding tax effects of the above items.

Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015

The following notes relate to the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015:

(e)	Amounts as originally reported by GFI in its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015.

(f)	Represents the following:

(1)	The elimination of revenues and expenses associated with the Trayport Transaction;

(2)

The elimination of revenues excludes $2.3 million of intercompany revenues generated by the Trayport Business which were not included in GFI’s consolidated financial results.  As a result of the Trayport Transaction, Communications and market data expense increased by this same amount as these would have been third party expenses if the Trayport Transaction had previously been consummated; and

(3)	The corresponding tax effects of the above items and other intercompany adjustments.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015 does not reflect items that are nonrecurring and are not expected to have a continuing impact on the Company, which include the following:

•	The expected gain on sale related to the Trayport Transaction;

•

Professional and consulting fees of approximately $8.1 million incurred as a result of the Trayport Transaction, including a $5.1 million fee payable to Cantor Fitzgerald & Co. for investment banking services it provided with respect to the Trayport Transaction ; and

•	The corresponding tax effects of the above items.